Business combinations	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about business combination [abstract]
Business combinations
Business combinations
CCL was one of the largest bottlers and distributors of ready to drink non-alcoholic and alcoholic beverages and coffee in the Asia Pacific region and was the authorised bottler and distributor of The Coca-Cola Company’s (TCCC) beverage brands in Australia, New Zealand and Pacific Islands, Indonesia and Papua New Guinea. In November 2020, CCEP and CCL entered into a binding Scheme Implementation Deed (the Scheme) for the acquisition of 69.2% of the entire existing issued share capital of CCL, which was held by shareholders other than TCCC. CCEP also entered into a Co-operation and Sale Deed with TCCC with respect to the acquisition of TCCC's 30.8% interest in CCL (the Co-operation agreement), conditional upon the implementation of the Scheme. During the first half of 2021, the required shareholder, regulatory and court approvals were obtained and on 10 May 2021 the Company acquired 100% of the issued and outstanding shares of CCL.
Shareholders other than TCCC received A$13.32 per share in cash, totalling cash consideration paid of A$6,673 million. TCCC received A$9.39 and A$10.57 per share for 10.8% and 20%, respectively, of the remaining CCL shares held by TCCC. Cash consideration paid to TCCC was A$893 million and USD1,046 million. The fair value of the consideration transferred at the acquisition date was €5,752 million.
The business combination is being accounted for under IFRS 3, “Business Combinations”, using the acquisition method of accounting, with CCEP considered as the accounting acquirer. The operations of the acquired businesses are extensive and complex and the Group is in the process of finalising the fair values for certain acquired assets and assumed liabilities which include intangible assets, property, plant and equipment, current and deferred tax assets and liabilities based on facts that existed as at the date of the Acquisition. Accordingly, the Group has recognised provisional amounts for these items. During the measurement period, which will not extend beyond 9 May 2022, the Group will adjust the provisional amounts recognised at the acquisition date to reflect new information obtained about facts and circumstances that existed as at the acquisition date that, if known, would have affected the measurement of the amounts recognised as at that date.
The following table details the Euro equivalent consideration and provisional fair values of assets and liabilities as acquired:

€ million
Intangible assets	4,285
Property, plant and equipment	1,568
Non-current derivative assets	69
Deferred tax assets	9
Other non-current assets	61
Current derivative assets	24
Current tax assets	19
Inventories	455
Amounts receivable from related parties	45
Trade accounts receivable	603
Other current assets	54
Short term investments(A)	256
Cash and cash equivalents(A)	267
Borrowings, less current portion	(1,251)
Employee benefit liabilities	(37)
Non-current provisions	(3)
Non-current derivative liabilities	(72)
Deferred tax liabilities	(1,185)
Non-current tax liabilities	(6)
Current portion of borrowings	(381)
Current portion of employee benefit liabilities	(1)
Current provisions	(9)
Current derivative liabilities	(35)
Current tax liabilities	(18)
Amounts payable to related parties	(77)
Trade and other payables	(841)
Net identifiable assets acquired	3,799
Non-controlling interest	(228)
Cash flow hedge gains transferred to goodwill relating to business combination	84
Goodwill	2,097
Fair value of consideration	5,752
(A) To align accounting policies, short term time deposits and treasury bills with maturities of greater than three months and less than one year have been reclassified and presented as short term investments.
Intangible assets include both indefinite life and definite life intangible assets. Indefinite life intangible assets mainly include bottling agreements with TCCC, which provide the Group with the exclusive rights to prepare, package, distribute and sell TCCC branded products in the territories in which it operates. Definite life intangible assets include distribution agreements with other brand partners, customer relationships and capitalised software.
Bottling agreements with TCCC, distribution agreements with other brand partners and customer relationships have been valued using a multi-period excess earnings model, whereby the value of a specific intangible asset is estimated from the excess earnings after fair returns on all other assets employed have been deducted from the business’s after-tax operating earnings. Brand assets have been valued based on a payment relief method, estimating the value of future foregone payments to a brand owner over the life of the asset by virtue of owning the asset. Capitalised software has been valued using a replacement cost approach, representing the current cost to replace the existing asset in its current state.
Whilst the bottling agreements with TCCC contain no automatic right of renewal, the Group believes that the interdependent relationship with TCCC and the substantial cost and disruption to TCCC that would be caused by non-renewals ensures that these agreements will continue to be renewed and, therefore, are essentially perpetual. After evaluating the contractual provisions of the bottling agreements, the mutually beneficial relationship with TCCC and history of renewals, the Group has assigned indefinite lives to all such intangible assets. Refer to Note 7 for further details about the Group’s intangible assets and goodwill.
Goodwill of €2,097 million has been recognised in connection with the Acquisition, representing the excess of consideration transferred over the provisional fair values of the net identifiable assets acquired and non-controlling interests, less the cash flow hedge gains of €84 million. The cash flow hedge gains relate to the deal contingent foreign currency forwards which were reclassified from the cash flow hedge reserves and included in goodwill upon settlement.
The goodwill is attributable to new growth opportunities, workforce and synergies of the combined business operations, and it is not expected to be deductible for tax purposes.
Property, plant and equipment has been valued using a variety of valuation techniques depending on the local market and the highest and best use of each asset. These techniques include capitalisation of comparable net market income, depreciated replacement cost and sales comparison approach. Included within Property, plant and equipment are right of use assets which have been valued at €307 million. A corresponding lease liability of €302 million is included within Borrowings.
Inventory has been valued based on estimated sales value less cost of disposal. The Group recorded a fair value adjustment to increase the carrying value of finished goods on hand at the time of the Acquisition by €48 million. This adjustment is included within cost of sales in the consolidated income statement for the year ended 31 December 2021 as the inventory was sold during the year.
The fair value of acquired trade accounts receivable is €603 million. The gross contractual amount related to these receivables is €618 million, of which €15 million is expected to be uncollectible.
At the acquisition date, the Group has elected to measure components of non-controlling interests in CCL at fair value. The fair value of non-controlling interests represents the fair value of TCCC’s 29.4% ownership interest in PT Coca-Cola Bottling Indonesia, plus non-controlling interests with respect to Paradise Beverages (Fiji) Group and Samoa Breweries Limited. Fair value has been derived primarily using applicable enterprise value based on discounted future cash flow projections.
API contributed revenue of €2.2 billion and profit before tax of €207 million to the Group from acquisition date through to 31 December 2021. If the Acquisition had taken place at the beginning of the year, pro forma revenue and profit before tax for CCEP for the year ended 31 December 2021 would have been €14.8 billion and €1.4 billion, respectively.
Acquisition and integration related costs of €49 million and €4 million are included in administrative expenses and finance costs, respectively, in the consolidated income statement for the year ended 31 December 2021. Cash payments for acquisition-related costs are included in cash flows from operating activities in the consolidated statement of cash flows.